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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)
                                   May 1, 2000

                             INDIANA UNITED BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                                     INDIANA
                 (State or Other Jurisdiction of Incorporation)

        0-12422                                       35-1562245
   (Commission File Number)              (I.R.S. Employee Identification No.)

201 N. BROADWAY, GREENSBURG, INDIANA                      47240
(Address of principal executive offices)                (Zip Code)

                                 (812) 663-0157
               Registrant's telephone number, including area code:


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 1, 2000, the Registrant consummated its previously announced acquisition of First Affiliated Bancorp, Inc. through a merger of First Affiliated Bancorp, Inc. into a wholly owned subsidiary of Registrant (the "Merger"). The Registrant is issuing 1,018,379 additional common shares in connection with the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Financial statements required by this item will be filed by an amendment to this report on or before July 14, 2000.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required by this item will be filed by an amendment to this report on or before July 14, 2000.

         (c)      EXHIBITS.

                  (2) Plan of acquisition, reorganization, arrangement, liquidation or succession:

                          Amended and Restated Agreement and Plan of Merger dated as of November 5, 1999 and executed on February 29, 2000 among Indiana United Bancorp, FAB Merger Corporation and First Affiliated Bancorp, Inc. (incorporated by reference to Appendix A to the Proxy Statement/Prospectus filed with the Commission on March 30, 2000 (Registration No. 333-33032).

                  (99)    News Release dated May 1, 2000

                                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                             INDIANA UNITED BANCORP


                                             By:/s/ DONALD A. BENZIGER
                                                 ----------------------------
                                             Donald A. Benziger, Senior Vice
                                             President and Chief Financial
                                             Officer

Dated:  May 10, 2000